                                                                      EXHIBIT 99


              CERTAIN PENDING LITIGATION MATTERS AND RECENT DEVELOPMENTS

As described in Note 3 ("Note 3") to the Condensed Consolidated Financial Statements included in Part I, Item 1, of this Quarterly Report on Form 10-Q, there are legal proceedings covering a wide range of matters pending in various U.S. and foreign jurisdictions against the Company, its subsidiaries and affiliates, including PM Inc. and PMI, and their respective indemnitees.
Various types of claims are raised in these proceedings, including products liability, consumer protection, antitrust, securities law, tax, patent infringement, employment matters and claims for contribution. Pending claims related to tobacco products generally fall within three categories: (i) smoking and health cases alleging personal injury brought on behalf of individual plaintiffs, (ii) smoking and health cases alleging personal injury and purporting to be brought on behalf of a class of individual plaintiffs, and
(iii) health care cost recovery cases, including class actions, brought by state and local governments, unions, federal and state taxpayers, HMOs, native American tribes and others seeking reimbursement for Medicaid and/or other health care expenditures allegedly caused by cigarette smoking. The following lists the pending claims included in the latter two of these categories.
Certain developments in these cases since January 1, 1998 are also described.

                            SMOKING AND HEALTH LITIGATION

The following lists the smoking and health class actions pending against PM Inc. and, in some cases, the Company and/or its other subsidiaries and affiliates, including PMI, as of May 1, 1998, and describes certain developments since January 1, 1998.

CASTANO, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, LOUISIANA, FILED MARCH 29, 1994. In January 1998, PM Inc. and certain other members of the United States tobacco industry agreed with plaintiffs to dismiss this action without prejudice and to toll the statute of limitations. In connection with that agreement, PM Inc. paid $5.9 million to reimburse costs and expenses of plaintiffs' counsel, such reimbursement to be credited against any award of costs and expenses incurred in connection with this action that such counsel may obtain in the future resulting from federal legislation implementing the proposed Resolution, or against any judgment or settlement such counsel may obtain in the future in similar actions.

ENGLE, ET AL. V. R.J. REYNOLDS TOBACCO CO., ET AL., CIRCUIT COURT, DADE COUNTY, FLORIDA, FILED MAY 5, 1994. In January 1998, the court denied a motion to decertify the class (consisting of all Florida citizens and residents and their survivors who have suffered injury "caused by their addiction to cigarettes that contain nicotine"), but expressed reservations and concerns about the manageability of the class action, and postponed the trial date to permit an appeal of that decision. The appeals court dismissed the appeal on the grounds that the lower court's ruling could only be appealed after final judgment in the case. Trial is scheduled for July 1998.

GRANIER, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, LOUISIANA, FILED SEPTEMBER 26, 1994.

CAPUTO (formerly LETOURNEAU) V. IMPERIAL TOBACCO LIMITED, ET AL., ONTARIO COURT OF JUSTICE, TORONTO, CANADA, FILED JANUARY 13, 1995.

THE SMOKER HEALTH DEFENSE ASSOCIATION, ET AL. V. SOUZA CRUZ, S.A. AND PHILIP MORRIS MARKETING, S.A., 19TH LOWER CIVIL COURT OF THE CENTRAL COURTS OF THE JUDICIARY DISTRICT OF SAO PAULO, BRAZIL, FILED JULY 25, 1995.

NORTON, ET AL. V. RJR NABISCO HOLDINGS CORPORATION, ET AL., SUPERIOR COURT, MADISON COUNTY, INDIANA, FILED MAY 3, 1996.

RICHARDSON, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., CIRCUIT COURT, BALTIMORE CITY, MARYLAND, FILED MAY 24, 1996. In January 1998, the court certified a class consisting of certain persons in Maryland who are nicotine-dependent and certain Maryland residents who have suffered injury as a result of using tobacco products. Trial is scheduled for September 1999.

SCOTT, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., DISTRICT COURT, ORLEANS PARISH, LOUISIANA, FILED MAY 24, 1996.

FROSINA, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., SUPREME COURT, NEW YORK COUNTY, NEW YORK, FILED JUNE 19, 1996. Trial may commence during the summer or fall of 1998.

REED, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., SUPERIOR COURT, DISTRICT OF COLUMBIA, FILED JUNE 21, 1996. In August 1997, the court denied plaintiffs' motion for class certification.

BARNES (formerly ARCH), ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, PENNSYLVANIA, FILED AUGUST 8, 1996.

LYONS, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, ALABAMA, FILED AUGUST 8, 1996.

CHAMBERLAIN, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, OHIO, FILED AUGUST 14, 1996.

THOMPSON, ET AL. V. AMERICAN TOBACCO COMPANY, INC., ET AL., UNITED STATES DISTRICT COURT, MINNESOTA, FILED SEPTEMBER 4, 1996.

PERRY/CHAMPION, ET AL. V. AMERICAN TOBACCO CO., INC., ET AL., CIRCUIT COURT FOR COFFEE COUNTY, TENNESSEE, AT MANCHESTER, FILED SEPTEMBER 6, 1996.

CONNOR, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., SECOND JUDICIAL DISTRICT COURT, BERNALILLO COUNTY, NEW MEXICO, FILED OCTOBER 10, 1996.

RUIZ, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, PUERTO RICO, FILED OCTOBER 23, 1996. In March 1998, the court denied plaintiffs' motion for class certification.

HANSEN, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, ARKANSAS, FILED NOVEMBER 4, 1996.

MCCUNE, ET AL. V. AMERICAN TOBACCO COMPANY, ET AL., CIRCUIT COURT OF KANAWHA COUNTY, WEST VIRGINIA, FILED JANUARY 31, 1997.

BAKER, ET AL. V. AMERICAN TOBACCO COMPANY, ET AL., CIRCUIT COURT, WAYNE COUNTY, MICHIGAN, FILED FEBRUARY 4, 1997.

WOODS (formerly INGLE), ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., CIRCUIT COURT, MCDOWELL COUNTY, WEST VIRGINIA, FILED FEBRUARY 4, 1997.

EMIG, ET AL. V. AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, KANSAS, FILED FEBRUARY 6, 1997.

PETERSON, ET AL. V. AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, HAWAII, FILED FEBRUARY 6, 1997.

WALLS, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, OKLAHOMA, FILED FEBRUARY 6, 1997.

SELCER, ET AL. V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, NEVADA, FILED MARCH 3, 1997.

INSOLIA, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., UNITED STATES DISTRICT COURT, WESTERN DISTRICT, WISCONSIN, FILED APRIL 21, 1997.

WHITE, ET AL. V. PHILIP MORRIS, INC., ET AL., CHANCERY COURT, JEFFERSON COUNTY, MISSISSIPPI, FILED APRIL 18, 1997. In March 1998, plaintiffs voluntarily dismissed, without prejudice, the health care cost reimbursement claims in their complaint.

GEIGER, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., SUPREME COURT, QUEENS COUNTY, NEW YORK, FILED APRIL 30, 1997.

COLE, ET AL. V. THE TOBACCO INSTITUTE, INC., ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, TEXAS, TEXARKANA DIVISION, FILED MAY 5, 1997.

CLAY, ET AL. V. THE AMERICAN TOBACCO COMPANY, INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, ILLINOIS, BENTON DIVISION, FILED MAY 22, 1997. In April 1998, the court vacated the August 1998 trial date, and scheduled the trial to begin during August 1999.

ANDERSON, ET AL. V. THE AMERICAN TOBACCO COMPANY, INC., ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, TENNESSEE, FILED MAY 23, 1997.

TAYLOR, ET AL. V. THE AMERICAN TOBACCO COMPANY, INC., ET AL., CIRCUIT COURT, WAYNE COUNTY, MICHIGAN, FILED MAY 23, 1997.

LYONS, ET AL. V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, GEORGIA, FILED MAY 27, 1997.

COSENTINO, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., SUPERIOR COURT, MIDDLESEX COUNTY, NEW JERSEY, FILED MAY 28, 1997.

ENRIGHT, ET AL. V. AMERICAN TOBACCO COMPANY, INC., ET AL., SUPERIOR COURT, CAMDEN COUNTY, NEW JERSEY, FILED MAY 28, 1997.

TEPPER, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., SUPERIOR COURT, BERGEN COUNTY, NEW JERSEY, FILED MAY 28, 1997.

BROWN, ET AL. V. THE AMERICAN TOBACCO COMPANY, INC., ET AL., SUPERIOR COURT, SAN DIEGO COUNTY, CALIFORNIA, FILED JUNE 10, 1997.

LIPPINCOTT, ET AL. V. AMERICAN TOBACCO COMPANY, INC., ET AL., SUPERIOR COURT, CAMDEN COUNTY, NEW JERSEY, FILED JUNE 13, 1997.

BRAMMER, ET AL. V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, IOWA, FILED JUNE 20, 1997.

KNOWLES, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, LOUISIANA, FILED JUNE 30, 1997.

DALEY, ET AL. V. AMERICAN BRANDS, INC., ET AL., CIRCUIT COURT, COOK COUNTY, ILLINOIS, FILED JULY 7, 1997.

PISCITELLO, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., SUPERIOR COURT, MIDDLESEX COUNTY, NEW JERSEY, FILED JULY 28, 1997.

MCCAULEY, ET AL. V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, GEORGIA, FILED AUGUST 15, 1997. In March 1998, the court entered an order SUA SPONTE that dismissed the class allegations in plaintiffs' complaint.

DASILVA, ET AL. V. NIGERIAN TOBACCO COMPANY, ET AL., HIGH COURT OF LAGOS STATE, NIGERIA, FILED SEPTEMBER 8, 1997.

BUSH, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, TEXAS, FILED SEPTEMBER 10, 1997.

NWANZE, ET AL. V. PHILIP MORRIS COMPANIES INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, NEW YORK, FILED SEPTEMBER 29, 1997.

BADILLO, ET AL. V. AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, NEVADA, FILED OCTOBER 8, 1997.

NEWBORN, ET AL. V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., UNITED STATES DISTRICT COURT, WESTERN DISTRICT, TENNESSEE, FILED OCTOBER 9, 1997.

YOUNG, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., CIVIL DISTRICT COURT, ORLEANS PARISH, STATE OF LOUISIANA, FILED NOVEMBER 12, 1997.

AKSAMIT, ET AL. V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., UNITED STATES DISTRICT COURT, SOUTH CAROLINA, FILED NOVEMBER 20, 1997.

LANGDEAU, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., TRIBAL COURT, LOWER BRULE SIOUX TRIBE, REFILED ON NOVEMBER 25, 1997. In March 1998, plaintiffs voluntarily dismissed the case without prejudice.

DIENNO, ET AL. V. LIGGETT GROUP, INC., ET AL., UNITED STATES DISTRICT COURT, NEVADA, FILED DECEMBER 22, 1997.

HERRERA, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, CENTRAL DISTRICT, UTAH, FILED JANUARY 28, 1998.

JACKSON, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., UNITED STATES DISTRICT COURT, CENTRAL DISTRICT, UTAH, FILED FEBRUARY 13, 1998.

PARSONS, ET AL. V. A C & S, INC., ET AL. CIRCUIT COURT, KANAWHA COUNTY, WEST VIRGINIA, FILED FEBRUARY 27, 1998.

NATIONAL ASSOCIATION FOR ASSISTANCE TO CONSUMERS AND WORKERS V. SOUZA CRUZ S.A. AND PHILIP MORRIS BRASIL S.A., THE FIFTH COURT OF BANKRUPTCIES AND REORGANIZATIONS OF THE CAPITAL DISTRICT OF THE STATE OF RIO DE JANEIRO, BRAZIL, FILED MARCH 16, 1998.

MENDYS, ET AL. V. LORILLARD TOBACCO COMPANY, ET AL., CIRCUIT COURT OF COOK COUNTY, ILLINOIS, FILED MARCH 17, 1998.

DANIELS, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., SUPERIOR COURT OF THE STATE OF CALIFORNIA, COUNTY OF SAN DIEGO, FILED APRIL 2, 1998.

CHRISTIANSON, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., UNITED STATES DISTRICT COURT, NEVADA, FILED APRIL 3, 1998.

                   -----------------------------------------------

In March 1998, counsel for plaintiffs in a pending smoking and health class action filed a Motion for Transfer and Coordination or Consolidation before the Judicial Panel on Multidistrict Litigation. The motion seeks to transfer and coordinate or consolidate for pretrial proceedings more than 130 purportedly related individual and class action smoking and health cases pending in 37 federal judicial districts.

                   -----------------------------------------------

                         HEALTH CARE COST RECOVERY LITIGATION

The following lists the health care cost recovery actions pending against PM Inc. and, in some cases, the Company and/or its other subsidiaries and affiliates as of May 1, 1998, and describes certain developments since January 1, 1998.

MOORE V. THE AMERICAN TOBACCO COMPANY, ET AL., CHANCERY COURT, JACKSON COUNTY, MISSISSIPPI, FILED MAY 23, 1994. The parties entered into a settlement agreement in July 1997 (see the Company's 1997 Form 10-K).

STATE OF MINNESOTA, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., DISTRICT COURT, RAMSEY COUNTY, MINNESOTA, FILED AUGUST 17, 1994. The parties entered into settlement agreements in May 1998 (see Note 3. Contingencies).

MCGRAW V. THE AMERICAN TOBACCO COMPANY, ET AL., CIRCUIT COURT, KANAWHA COUNTY, WEST VIRGINIA, FILED SEPTEMBER 20, 1994.

THE STATE OF FLORIDA, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., CIRCUIT COURT, PALM BEACH COUNTY, FLORIDA, FILED FEBRUARY 21, 1995. The parties entered into a settlement agreement in September 1997 (see the Company's 1997 Form 10-K). In April 1998, the court issued an order incorporating additional provisions into the settlement agreement pursuant to its "most favored nations" clause. Under the court's order, the settling defendants are required to pay $50,000,000 on May 18, 1998, to the state's contingency fee counsel as an advance on attorneys' fees to be awarded in arbitration proceedings that will commence in November 1998. Also in April 1998, the court dismissed the remaining equitable claims without prejudice.

COMMONWEALTH OF MASSACHUSETTS V. PHILIP MORRIS INC., ET AL., SUPERIOR COURT, MIDDLESEX COUNTY, MASSACHUSETTS, FILED DECEMBER 19, 1995. Trial is scheduled for February 1999.

IEYOUB V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, WESTERN DISTRICT, LOUISIANA, FILED MARCH 13, 1996.

THE STATE OF TEXAS V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, TEXAS, FILED MARCH 28, 1996. The parties entered into a settlement agreement in January 1998 (see the Company's 1997 Form 10-K).

STATE OF MARYLAND V. PHILIP MORRIS INCORPORATED, ET AL., CIRCUIT COURT, BALTIMORE CITY, MARYLAND, FILED MAY 1, 1996. Trial is scheduled for April 1999. In April 1998, the Maryland legislature amended the statute governing recovery for health care costs to permit the state to pursue claims for health care costs without proceeding via subrogation. The statute also permits the state to use a statistical model to prove causation and the amount of medical assistance expenditures attributable to the use of a tobacco product. The amendment takes effect on July 1, 1998.

STATE OF WASHINGTON V. THE AMERICAN TOBACCO COMPANY, ET AL., SUPERIOR COURT, KING COUNTY, WASHINGTON, FILED JUNE 5, 1996. Trial is scheduled for September 1998.

CITY AND COUNTY OF SAN FRANCISCO, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, CALIFORNIA, FILED JUNE 6, 1996. In March 1998, the court denied defendants' motion to dismiss the negligent breach of special duty and fraud counts of the complaint, but granted the motion to dismiss the claim for intentional breach of special duty.

STATE OF CONNECTICUT V. PHILIP MORRIS INCORPORATED, ET AL., SUPERIOR COURT, LITCHFIELD DISTRICT, CONNECTICUT, FILED JULY 18, 1996.

COUNTY OF LOS ANGELES V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., SUPERIOR COURT, SAN DIEGO COUNTY, CALIFORNIA, FILED AUGUST 5, 1996. Trial is scheduled for February 1999.

HOLMES (formerly CROZIER) V. THE AMERICAN TOBACCO COMPANY, ET AL., CIRCUIT COURT, MONTGOMERY COUNTY, ALABAMA, FILED AUGUST 8, 1996. In April 1998, the court denied defendants' motion to dismiss in most respects, but required plaintiffs to file an amended complaint to address certain deficiencies. Plaintiffs subsequently filed an amended complaint that deletes their health care cost reimbursement claims. The amended complaint seeks class certification on behalf of two subclasses, one directed to claims concerning youth smoking and to comprise minors and parents, and the second directed to antitrust claims and to comprise Alabama residents who have purchased tobacco products in Alabama during a period to be set by the court. Trial has been scheduled for April 1999.

STATE OF ARIZONA V. THE AMERICAN TOBACCO COMPANY, ET AL., SUPERIOR COURT, MARICOPA COUNTY, ARIZONA, FILED AUGUST 20, 1996. In April 1998, the court dismissed the state's claim for money damages under the Arizona RICO statute and dismissed the state's claim for unjust enrichment/restitution. The court denied defendants' motion to dismiss the state's claim for injunctive relief under RICO. The court also changed the trial date from October 1998 to March 1999.

STATE OF KANSAS V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., DISTRICT COURT, SHAWNEE COUNTY, KANSAS, FILED AUGUST 20, 1996.

KELLEY V. PHILIP MORRIS INCORPORATED, ET AL., CIRCUIT COURT, INGHAM COUNTY, MICHIGAN, FILED AUGUST 21, 1996, BY THE ATTORNEY GENERAL OF MICHIGAN.

STATE OF OKLAHOMA, ET AL. V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., DISTRICT COURT, CLEVELAND COUNTY, OKLAHOMA, FILED AUGUST 22, 1996. In January 1998, the court denied motions by the Company and other defendant parent companies to dismiss plaintiffs' complaint based on the court's lack of personal jurisdiction. Trial is scheduled for November 1998.

PEOPLE OF THE STATE OF CALIFORNIA V. PHILIP MORRIS INCORPORATED, ET AL., SUPERIOR COURT, SAN FRANCISCO COUNTY, CALIFORNIA, FILED SEPTEMBER 5, 1996. This action, based on state law consumer protection theories, is scheduled for trial in March 1999. In April 1998, the court issued an order striking defendants' equitable defenses and the defense of discriminatory prosecution.

STATE OF NEW JERSEY V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., SUPERIOR COURT, MIDDLESEX COUNTY, NEW JERSEY, FILED SEPTEMBER 10, 1996. Trial is scheduled for May 1999.

COYNE, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, OHIO, FILED SEPTEMBER 17, 1996. In February 1998, the court granted defendants' motion to dismiss this action due to plaintiffs' lack of standing. This case had been filed by private citizens in Ohio purportedly on behalf of the State of Ohio and all Ohio taxpayers.

PERRY, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., CIRCUIT COURT, COFFEE COUNTY, TENNESSEE, FILED SEPTEMBER 30, 1996.

STATE OF UTAH V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, CENTRAL DIVISION, UTAH, FILED SEPTEMBER 30, 1996.

CITY OF NEW YORK, ET AL. V. THE TOBACCO INSTITUTE, ET AL., SUPREME COURT, NEW YORK COUNTY, NEW YORK, FILED OCTOBER 17, 1996.

PEOPLE OF THE STATE OF ILLINOIS V. PHILIP MORRIS, INC., ET AL., CIRCUIT COURT, COOK COUNTY, ILLINOIS, FILED NOVEMBER 12, 1996.

STATE OF IOWA V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., DISTRICT COURT, FIFTH JUDICIAL DISTRICT, POLK COUNTY, IOWA, FILED NOVEMBER 27, 1996. In April 1998, the Iowa Supreme Court affirmed the trial court's dismissal of plaintiff's claims for deception, breach of assumed duty and indemnity.

COUNTY OF ERIE V. THE TOBACCO INSTITUTE, INC., ET AL., SUPREME COURT, ERIE COUNTY, NEW YORK, FILED JANUARY 14, 1997.

STATE OF NEW YORK V. THE AMERICAN TOBACCO COMPANY, ET AL., SUPREME COURT, NEW YORK COUNTY, NEW YORK, FILED JANUARY 21, 1997. Trial is scheduled for May 1999.

STATE OF HAWAII V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., CIRCUIT COURT, FIRST CIRCUIT, HAWAII, FILED JANUARY 31, 1997. Trial is scheduled for September 1999.

STATE OF WISCONSIN V. PHILIP MORRIS INCORPORATED, ET AL., CIRCUIT COURT, DANE COUNTY, WISCONSIN, FILED FEBRUARY 5, 1997. In March 1998, the court granted defendants' motion to dismiss plaintiff's claims of undertaking and failure to perform a special duty, restitution, and violation of Wisconsin's RICO statute, but denied the motion with respect to claims of deceptive advertising, fraudulent, intentional and negligent misrepresentations, strict responsibility for negligent misrepresentations, conspiracy in restraint of trade, unjust enrichment, public nuisance, and conspiracy and concert of action. Trial is scheduled for September 1999.

STATE OF INDIANA V. PHILIP MORRIS INCORPORATED, ET AL., SUPERIOR COURT, MARION COUNTY, INDIANA, FILED FEBRUARY 19, 1997.

STATE OF ALASKA V. PHILIP MORRIS, INCORPORATED, ET AL., SUPERIOR COURT, FIRST JUDICIAL DISTRICT, ALASKA, FILED APRIL 14, 1997. In April 1998, the court granted defendants' motion to dismiss plaintiff's claims for public nuisance (with leave to amend), unjust enrichment, restitution and breach of special duty. Defendants' motion was denied with respect to claims for violations of antitrust and consumer protection statutes, negligence PER SE and conspiracy.

COUNTY OF COOK V. PHILIP MORRIS, INCORPORATED, ET AL., CIRCUIT COURT, COOK COUNTY, ILLINOIS, FILED APRIL 18, 1997.

COMMONWEALTH OF PENNSYLVANIA V. PHILIP MORRIS, INC., ET AL., COURT OF COMMON PLEAS, PHILADELPHIA COUNTY, PENNSYLVANIA, FILED APRIL 23, 1997.

STATIONARY ENGINEERS LOCAL 39 HEALTH AND WELFARE TRUST FUND V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, CALIFORNIA, FILED APRIL 25, 1997. In February 1998, plaintiffs voluntarily dismissed without prejudice their claims for strict liability and breach of express and implied warranties. In May 1998, the court granted defendants' motion to dismiss with prejudice the RICO claims, the state and federal antitrust claims, the intentional breach of special duty claim, the unfair business practices claim, and the restitution and unjust enrichment claim. The court dismissed without prejudice plaintiff's claim for fraud and misrepresentation. The court denied defendants' motion to dismiss plaintiff's claim for negligent breach of special duty.

STATE OF ARKANSAS V. THE AMERICAN TOBACCO COMPANY, ET AL., CHANCERY COURT, SIXTH DIVISION, PULASKI COUNTY, ARKANSAS, FILED MAY 5, 1997.

STATE OF MONTANA V. PHILIP MORRIS, INCORPORATED, ET AL., FIRST JUDICIAL COURT, LEWIS AND CLARK COUNTY, MONTANA, FILED MAY 5, 1997.

STATE OF OHIO V. PHILIP MORRIS, INCORPORATED, ET AL., COURT OF COMMON PLEAS, FRANKLIN COUNTY, OHIO, FILED MAY 8, 1997.

STATE OF TENNESSEE ET AL., EX. REL. BECKOM, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, TENNESSEE, FILED MAY 8, 1997.

STATE OF MISSOURI V. AMERICAN TOBACCO COMPANY, INC., ET AL., CIRCUIT COURT, CITY OF ST. LOUIS, MISSOURI, FILED MAY 12, 1997.

STATE OF SOUTH CAROLINA V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., COURT OF COMMON PLEAS, RICHLAND COUNTY, SOUTH CAROLINA, FILED MAY 12, 1997.

IRON WORKERS LOCAL UNION NO. 17 INSURANCE FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, OHIO, EASTERN DIVISION, FILED MAY 20, 1997. Trial is scheduled for February 1999.

NORTHWEST LABORERS-EMPLOYERS HEALTH AND SECURITY TRUST FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, WESTERN DISTRICT, WASHINGTON, FILED MAY 21, 1997. In February 1998, the court denied defendants' motion to certify for appeal the court's earlier decision to certify a class consisting of "all existing jointly-administrating collectively bargained-for health and welfare trusts in Washington, and/or the trustees of such entities, that have provided or paid for health care and/or addiction treatment costs or services for employees or other beneficiaries."

STATE OF NEVADA V. PHILIP MORRIS, INCORPORATED, ET AL., SECOND JUDICIAL DISTRICT, WASHOE COUNTY, NEVADA, FILED MAY 21, 1997. In April 1998, the court granted defendants' motion to dismiss plaintiff's claims for targeting minors in violation of the Nevada Deceptive Trade Practices Act, negligent/intentional breach of a special duty, public nuisance, negligence, negligence PER SE, strict products liability and breach of express or implied warranties.

UNIVERSITY OF SOUTH ALABAMA V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, ALABAMA, FILED MAY 23, 1997.

STATE OF NEW MEXICO V. THE AMERICAN TOBACCO COMPANY, ET AL., FIRST JUDICIAL DISTRICT COURT, SANTA FE COUNTY, NEW MEXICO, FILED MAY 27, 1997.

CITY OF BIRMINGHAM, ALABAMA, AND THE GREENE COUNTY RACING COMMISSION V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, ALABAMA, FILED MAY 28, 1997. In March 1998, the court granted defendants' motion to dismiss, but has allowed plaintiffs to amend their complaint to pursue individual subrogation actions.

STATE OF VERMONT V. PHILIP MORRIS, INCORPORATED, ET AL., SUPERIOR COURT, CHITTENDEN COUNTY, VERMONT, FILED MAY 29, 1997. Trial is scheduled for November 1999. In March 1998, the court denied defendants' motion to dismiss plaintiff's claims under the Vermont Public Health Act and Consumer Fraud Act. Effective April 23, 1998, Vermont enacted a statute permitting the state to seek recovery from a "tobacco manufacturer" for the amount paid or likely to be paid in Medicaid benefits for tobacco-related health conditions, and for punitive damages, costs, reasonable attorneys' fees, and other relief. Among other things, the statute abrogated certain affirmative defenses, listed elements of the state's new direct cause of action, and authorized the use of statistical analysis to prove causation and damages. PM Inc. and four other domestic cigarette manufacturers brought suit in federal court in Vermont against state officials for declaratory and injunctive relief on the grounds that enforcement of the statute would violate the United States Constitution and federal law.

UNPINGCO, ET AL. V. THE AMERICAN TOBACCO COMPANY, INC., ET AL., UNITED STATES DISTRICT COURT, AGANA, GUAM, FILED MAY 29, 1997. In January 1998, plaintiffs dismissed the complaint, voluntarily and without prejudice, in return for a tolling agreement.

CENTRAL LABORERS WELFARE FUND, ET AL. V. PHILIP MORRIS INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, ILLINOIS, FILED MAY 30, 1997.

MASSACHUSETTS LABORERS HEALTH AND WELFARE FUND V. PHILIP MORRIS INC., ET AL., UNITED STATES DISTRICT COURT, MASSACHUSETTS, FILED JUNE 2, 1997.

STATE OF NEW HAMPSHIRE V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., SUPERIOR COURT, MERRIMACK COUNTY, NEW HAMPSHIRE, FILED JUNE 4, 1997.

THE LOWER BRULE SIOUX TRIBE V. THE AMERICAN TOBACCO COMPANY, ET AL., TRIBAL COURT, LOWER BRULE SIOUX TRIBE, FILED JUNE 4, 1997.

STATE OF COLORADO V. R.J. REYNOLDS TOBACCO CO., ET AL., DISTRICT COURT, CITY AND COUNTY OF DENVER, COLORADO, FILED JUNE 5, 1997.

STATE OF OREGON V. THE AMERICAN TOBACCO COMPANY, ET AL., CIRCUIT COURT, MULTNOMAH COUNTY, OREGON, FILED JUNE 9, 1997. In February 1998, the court dismissed the special duty and conspiracy counts, dismissed (with leave to replead) the public nuisance and unjust enrichment counts, and reserved decision on the antitrust count. The court also granted defendants' motion dismissing the damages and restitution remedy for the statutory consumer protection and RICO counts. In March 1998, the court dismissed without leave to amend plaintiff's claim of breach of an assumed duty. The court dismissed with leave to amend plaintiff's claims of unjust enrichment and public nuisance, and for damages under various Oregon statutes. The court also denied without prejudice defendants' motions to dismiss based on preemption and to dismiss antitrust claims, but invited defendants to resubmit these motions at a later time. Trial is scheduled for April 1999.

THE CROW TRIBE V. THE AMERICAN TOBACCO COMPANY, ET AL., TRIBAL COURT, CROW TRIBE, FILED JUNE 10, 1997. In April 1998, plaintiff voluntarily dismissed the case without prejudice.

STATE OF IDAHO V. PHILIP MORRIS, INC., ET AL., DISTRICT COURT, FOURTH JUDICIAL DISTRICT, ADA COUNTY, IDAHO, FILED JUNE 11, 1997.

PEOPLE OF THE STATE OF CALIFORNIA V. PHILIP MORRIS, INC., ET AL., SUPERIOR COURT, SACRAMENTO COUNTY, CALIFORNIA, FILED JUNE 12, 1997. In May 1998, the court held that the state's reimbursement claims, which were based on a product liability theory, were barred by a California statute, which, until amended in 1997, did not permit product liability claims to be asserted with respect to tobacco products. The court held that the 1997 amendment of the law could not be applied retroactively. In addition, the court held that the statute did not permit claims that arose from pre-1987 conduct. However, the court further held that the statute did not apply to fraud claims, and granted the state leave to amend the complaint to assert a fraud claim. The court also dismissed without leave to amend the state's request for punitive damages and the cause of action alleging numerous violations of California's False Claims Act.


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

HAWAII HEALTH AND WELFARE TRUST FUND FOR OPERATING ENGINEERS V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, HAWAII, FILED JUNE 13, 1997.

STATE OF MAINE V. PHILIP MORRIS, INCORPORATED, ET AL., SUPERIOR COURT, KENNEBEC COUNTY, MAINE, FILED JUNE 17, 1997.

ROSSELLO, ET AL. V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., UNITED STATES DISTRICT COURT, PUERTO RICO, FILED JUNE 17, 1997.

STATE OF RHODE ISLAND V. AMERICAN TOBACCO COMPANY, INC., ET AL., SUPERIOR COURT, PROVIDENCE, RHODE ISLAND, FILED JUNE 17, 1997.

LABORERS LOCAL 17 HEALTH AND BENEFIT FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, NEW YORK, FILED JUNE 19, 1997. In March 1998, the court dismissed plaintiffs' antitrust, unjust enrichment, negligence, strict liability and breach of warranty claims. The court denied defendants' motion to dismiss plaintiffs' RICO, fraud and breach of special duty claims.

MUSCOGEE CREEK NATION V. THE AMERICAN TOBACCO COMPANY, ET AL., DISTRICT COURT, MUSCOGEE CREEK NATION, OKMULGEE DISTRICT, FILED JUNE 20, 1997. In February 1998, defendants' motion to dismiss on jurisdictional grounds was denied by the court.

KENTUCKY LABORERS DISTRICT COUNCIL HEALTH AND WELFARE TRUST FUND, ET AL. V. HILL & KNOWLTON, INC., ET AL., UNITED STATES DISTRICT COURT, WESTERN DISTRICT, KENTUCKY, LOUISVILLE DIVISION, FILED JUNE 20, 1997.

OREGON LABORERS -- EMPLOYERS HEALTH AND WELFARE TRUST FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, OREGON, FILED JUNE 20, 1997.

UNITED FEDERATION OF TEACHERS WELFARE FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, NEW YORK, FILED JUNE 25, 1997. In March 1998, the court granted defendants' motion to dismiss plaintiffs' antitrust and unjust enrichment claims, but denied the motion with respect to RICO, fraud and special duty claims.

CONNECTICUT PIPE TRADES HEALTH FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, CONNECTICUT, FILED JULY 1, 1997.

SEAFARERS WELFARE PLAN AND UNITED INDUSTRIAL WORKERS WELFARE PLAN V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, MARYLAND, SOUTHERN DIVISION, FILED JULY 2, 1997. In March 1998, the court entered a stipulated order that dismissed plaintiffs' negligence, breach of express warranty, breach of implied warranty and strict liability claims.

LABORERS AND OPERATING ENGINEERS UTILITY AGREEMENT HEALTH AND WELFARE TRUST FUND FOR ARIZONA V. PHILIP MORRIS INCORPORATED, ET AL., UNITED STATES DISTRICT COURT, ARIZONA, FILED JULY 7, 1997.

WOODS, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., SUPERIOR COURT, WAKE COUNTY, NORTH CAROLINA, FILED JULY 10, 1997. This case was voluntarily dismissed by plaintiffs, without prejudice, in February 1998.

WEST VIRGINIA LABORERS' PENSION FUND V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, WEST VIRGINIA, HUNTINGTON DIVISION, FILED JULY 11, 1997.

RHODE ISLAND LABORERS HEALTH AND WELFARE FUND V. PHILIP MORRIS INCORPORATED, ET AL., UNITED STATES DISTRICT COURT, RHODE ISLAND, FILED JULY 20, 1997.


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

EASTERN STATES HEALTH AND WELFARE FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, NEW YORK, FILED JULY 28, 1997.

ASBESTOS WORKERS LOCAL 53 HEALTH AND WELFARE FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, LOUISIANA, FILED AUGUST 15, 1997.

STEAMFITTERS LOCAL UNION NO. 420 WELFARE FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, PENNSYLVANIA, FILED AUGUST 21, 1997. In April 1998, the court granted defendants' motion to dismiss this case.

STATE OF GEORGIA V. PHILIP MORRIS, INC., ET AL., SUPERIOR COURT, FULTON COUNTY, GEORGIA, FILED AUGUST 29, 1997.

CONSTRUCTION LABORERS OF GREATER ST. LOUIS WELFARE FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, MISSOURI, FILED SEPTEMBER 2, 1997.

THE ARKANSAS CARPENTERS HEALTH & WELFARE FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, ARKANSAS, FILED SEPTEMBER 4, 1997.

SOUTHEAST FLORIDA LABORERS DISTRICT COUNCIL HEALTH AND WELFARE TRUST FUND V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, FLORIDA, FILED SEPTEMBER 11, 1997. In April 1998, the court granted defendants' motion to dismiss this case.

WEST VIRGINIA--OHIO VALLEY AREA INTERNATIONAL BROTHERHOOD OF ELECTRICAL WORKERS WELFARE FUND V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, WEST VIRGINIA, FILED SEPTEMBER 11, 1997.

TEAMSTERS UNION NO. 142 HEALTH AND WELFARE TRUST FUND AND SHEET METAL WORKERS LOCAL UNION NO. 20 WELFARE AND BENEFIT FUND V. PHILIP MORRIS INCORPORATED, ET AL., CIRCUIT COURT OF ST. JOSEPH COUNTY, INDIANA, FILED SEPTEMBER 12, 1997.

CROW CREEK SIOUX TRIBE V. THE AMERICAN TOBACCO COMPANY, ET AL., TRIBAL COURT, CROW CREEK SIOUX TRIBE, FILED SEPTEMBER 14, 1997.

OPERATING ENGINEERS LOCAL 12 HEALTH AND WELFARE TRUST V. AMERICAN TOBACCO COMPANY, ET AL., SUPERIOR COURT OF CALIFORNIA, LOS ANGELES COUNTY, FILED SEPTEMBER 16, 1997.

PUERTO RICAN ILGWU HEALTH & WELFARE FUND, ET AL. V. PHILIP MORRIS INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, NEW YORK, FILED SEPTEMBER 17, 1997.

NEW JERSEY CARPENTERS' HEALTH FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, NEW JERSEY, FILED SEPTEMBER 25, 1997.

ASBESTOS WORKERS LOCAL NO. 25 WELFARE FUND AND ITS TRUSTEES, ET AL. V. PHILIP MORRIS, INC., ET AL., CIRCUIT COURT, WAYNE COUNTY, MICHIGAN, FILED OCTOBER 2, 1997. This case was dismissed without prejudice by the court for want of prosecution (I.E., plaintiffs' failure to timely serve the summons and complaint) in January 1998.

NEW MEXICO AND WEST TEXAS MULTI-CRAFT HEALTH AND WELFARE TRUST FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., SECOND JUDICIAL DISTRICT COURT, BERNALILLO COUNTY, NEW MEXICO, FILED OCTOBER 10, 1997.

GOODPASTURE, ET AL. V. AMERICAN TOBACCO COMPANY, INC., ET AL., UNITED STATES DISTRICT COURT, KANSAS, FILED OCTOBER 15, 1997. This case was voluntarily dismissed by plaintiffs, without prejudice, in February 1998.


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

MOORE, ET AL. V. AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, KANSAS, FILED OCTOBER 15, 1997. This case was voluntarily dismissed by plaintiffs, without prejudice, in February 1998.

REPUBLIC OF THE MARSHALL ISLANDS V. THE AMERICAN TOBACCO COMPANY, ET AL., HIGH COURT, REPUBLIC OF THE MARSHALL ISLANDS, FILED OCTOBER 20, 1997. Plaintiff's motion for default judgment was denied in January 1998.

CENTRAL STATES JOINT BOARD V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, ILLINOIS, FILED OCTOBER 20, 1997.

INTERNATIONAL BROTHERHOOD OF TEAMSTERS, LOCAL 734 V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, ILLINOIS, FILED OCTOBER 20, 1997.

TEXAS CARPENTERS HEALTH BENEFIT FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, TEXAS, BEAUMONT DIVISION, FILED OCTOBER 31, 1997.

UNITED FOOD AND COMMERCIAL WORKERS UNION AND EMPLOYERS HEALTH AND WELFARE FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, ALABAMA, FILED NOVEMBER 13, 1997.

B.A.C. LOCAL 32 INSURANCE TRUST FUND, ET AL. V. PHILIP MORRIS, INCORPORATED, ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, MICHIGAN, FILED NOVEMBER 14, 1997.

SCREEN ACTORS GUILD-PRODUCERS HEALTH PLAN, ET AL. V. PHILIP MORRIS, INC., ET AL., SUPERIOR COURT, LOS ANGELES COUNTY, CALIFORNIA, FILED NOVEMBER 20, 1997.

IBEW LOCAL 25 HEALTH AND BENEFIT FUND V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, NEW YORK, FILED NOVEMBER 25, 1997.

IBEW LOCAL 363 WELFARE FUND V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, NEW YORK, FILED NOVEMBER 25, 1997.

LOCAL 138, 138A AND 138B INTERNATIONAL UNION OF OPERATING ENGINEERS WELFARE FUND
V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, NEW YORK, FILED NOVEMBER 25, 1997.

LOCAL 840, INTERNATIONAL BROTHERHOOD OF TEAMSTERS HEALTH AND INSURANCE FUND V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, NEW YORK, FILED NOVEMBER 25, 1997.

LONG ISLAND REGIONAL COUNCIL OF CARPENTERS WELFARE FUND V. PHILIP MORRIS, INC., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, NEW YORK, FILED NOVEMBER 25, 1997.

DAY CARE COUNCIL - LOCAL 205 D.C. 1707 WELFARE FUND V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, NEW YORK, FILED DECEMBER 8, 1997.

LOCAL 1199 HOME CARE INDUSTRY BENEFIT FUND V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, NEW YORK, FILED DECEMBER 8, 1997.

LOCAL 1199 NATIONAL BENEFIT FUND FOR HEALTH AND HUMAN SERVICES EMPLOYEES V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, NEW YORK, FILED DECEMBER 8, 1997.

MASON, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, TEXAS, FILED DECEMBER 23, 1997.

OPERATING ENGINEERS LOCAL 324 HEALTH CARE FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, MICHIGAN, FILED DECEMBER 30, 1997.


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

CARPENTERS & JOINERS WELFARE FUND, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., UNITED STATES DISTRICT COURT, MINNESOTA, FILED DECEMBER 31, 1997.

STEAMFITTERS LOCAL UNION NO. 614 HEALTH & WELFARE FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., CIRCUIT COURT, THIRTEENTH JUDICIAL DISTRICT, TENNESSEE, FILED JANUARY 7, 1998.

WOODS, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, MIDDLE DISTRICT, NORTH CAROLINA, FILED FEBRUARY 13, 1998.

STATE OF SOUTH DAKOTA, ET AL. V. PHILIP MORRIS, INC., ET AL., CIRCUIT COURT, HUGHES COUNTY, SOUTH DAKOTA, FILED FEBRUARY 19, 1998.

BELK, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, ALABAMA, FILED FEBRUARY 20, 1998.

NATIONAL ASBESTOS WORKERS MEDICAL FUND, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF NEW YORK, FILED FEBRUARY 27, 1998.

MILWAUKEE CARPENTERS, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, WISCONSIN, FILED MARCH 4, 1998.

GROUP HEALTH PLAN, ET AL. V. PHILIP MORRIS, INC., ET AL., DISTRICT COURT, RAMSEY COUNTY, MINNESOTA, FILED MARCH 11, 1998.

WILLIAMS & DRAKE COMPANY, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, WESTERN DISTRICT, PENNSYLVANIA, FILED MARCH 23, 1998.

MANGINI, ON BEHALF OF THE GENERAL PUBLIC OF THE STATE OF CALIFORNIA V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., SUPERIOR COURT, SAN FRANCISCO COUNTY, CALIFORNIA, FILED MARCH 26, 1998. This action alleges that defendants' advertising violated the California Business and Professions Code, a consumer protection statute, and seeks various forms of injunctive and monetary relief other than reimbursement of health care expenditures.

UNITED ASSOCIATION OF PLUMBING AND PIPEFITTING INDUSTRY LOCAL 467 V. PHILIP MORRIS INCORPORATED, ET AL., SUPERIOR COURT, SAN MATEO, CALIFORNIA, FILED MARCH 31, 1998.

UNITED ASSOCIATION LOCAL NO. 467 HEALTH AND WELFARE TRUST FUND V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, CALIFORNIA, FILED MARCH 31, 1998.

CONWED CORPORATION AND LEUCADIA, INC. V. RJ REYNOLDS TOBACCO COMPANY, ET AL., SECOND JUDICIAL DISTRICT COURT, RAMSEY COUNTY, MINNESOTA, FILED APRIL 10, 1998.

TEAMSTERS BENEFIT TRUST V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, CALIFORNIA, FILED APRIL 15, 1998.

UNITED ASSOCIATION LOCAL NO. 159 HEALTH AND WELFARE TRUST FUND V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, CALIFORNIA, FILED APRIL 15, 1998.

NEWSPAPER PERIODICAL DRIVERS LOCAL 921 SAN FRANCISCO NEWSPAPER AGENCY HEALTH & WELFARE FUND V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, CALIFORNIA, FILED APRIL 15, 1998.

UNITED ASSOCIATION LOCAL NO. 343 HEALTH AND WELFARE TRUST FUND V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, CALIFORNIA, FILED APRIL 16, 1998.

BAY AREA AUTOMOTIVE GROUP WELFARE FUND V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, CALIFORNIA, FILED APRIL 16, 1998.

PIPE TRADES DISTRICT COUNCIL NO. 36 HEALTH & WELFARE TRUST FUND V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, CALIFORNIA, FILED APRIL 16, 1998.

SIGN, PICTORIAL AND DISPLAY INDUSTRY WELFARE FUND V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, CALIFORNIA, FILED APRIL 16, 1998.

SAN FRANCISCO NEWSPAPER PUBLISHERS AND NORTHERN CALIFORNIA NEWSPAPER GUILD HEALTH & WELFARE TRUST V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, CALIFORNIA, FILED APRIL 17, 1998.

ARKANSAS BLUE CROSS AND BLUE SHIELD, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, ILLINOIS, FILED APRIL 29, 1998.

BLUE CROSS AND BLUE SHIELD OF NEW JERSEY, INC., ET AL. V. PHILIP MORRIS, INCORPORATED, ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, NEW YORK, FILED APRIL 29, 1998.

REGENCE BLUESHIELD, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, WESTERN DISTRICT, WASHINGTON, FILED APRIL 29, 1998.

In addition to the foregoing actions, other foreign, state and local government entities and others, including unions, have announced they are considering filing health care cost recovery actions.











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